Exhibit 10.2

                              MASTER LOAN AGREEMENT

      x THIS MASTER LOAN AGREEMENT (the "Agreement") is entered into as of July 22, 2004 (the "Effective Date"), by and among SBS INTERACTIVE, CO., a Florida corporation (the "Company"), SBS INTERACTIVE, INC., a Nevada corporation (the "Subsidiary"; each of the Company and the Subsidiary is referred to herein as a "Borrower," and collectively as the "Borrowers"), and ARTHUR COHN (the "Lender").

      WHEREAS, prior to the Effective Date, the Borrowers requested the Lender to advance to the Borrowers, and the Lender advanced to the Borrowers, a loan in the original principal amount of $100,000 (the "Current Loan") to be used by Borrowers for working capital purposes;

      WHEREAS, the Borrowers and the Lender contemplate that, in the future, the Borrowers may make additional requests for loans from the Lender, and the Lender may consider such requests and make such loans (each, a "Future Loan", and collectively, the "Future Loans"); and

      WHEREAS, the Borrowers and the Lender have agreed to memorialize their agreements regarding the Current Loan and Future Loans in the manner set forth in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated into, and made a part of, this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


      1. Loans; Security.

            (a) Current Loan. Each Borrower has authorized, ratified and approved the Current Loan on the terms and conditions set forth in this Agreement and in that certain Secured Convertible Promissory Note, dated as of the Effective Date, by the Borrowers in favor of the Lender, a copy of which is attached hereto as Exhibit A (the "Current Loan Note"). Each Borrower is executing and delivering the Current Loan Note to the Lender contemporaneously with the execution and delivery of this Agreement by the Borrowers and the Lender.

            (b) Future Loans. In the event (i) upon the request of the Borrowers, the Lender agrees to make any Future Loans to the Borrowers, and (ii) the Borrowers and the Lender agree that such Future Loans shall be on the terms and conditions set forth in this Agreement and the other "Financing Documents" (as defined herein), then in such case, the Borrowers and the Lender shall memorialize such agreement by the Borrowers executing and delivering to the Lender a Secured Convertible Promissory Note in the form attached hereto as Exhibit B (collectively, the "Future Loan Notes"). Nothing herein shall constitute, or be deemed to constitute, a commitment or obligation of the Lender to make any Future Loans to the Borrower.

            (c) Security. As security for the payment and performance by the Borrowers of all indebtedness, liabilities, obligations, covenants and duties of the Borrowers from time to time owed to the Lender (whether absolute or contingent, now existing, or hereafter incurred or arising) under the Financing Documents (collectively, the "Loan Obligations"), each of the Borrowers is granting a first priority continuing security interest in all of the "Collateral" as defined in, and on the terms and conditions set forth in, that certain Pledge and Security Agreement, dated as of the Effective Date, by and among the Borrowers and the Lender, a copy of which is attached hereto as Exhibit C (the "Security Agreement," and collectively with this Agreement, the Current Loan Note, the Future Loan Notes, if any, and the "Warrants" (as defined in the Current Loan Note and/or the Future Loan Notes, if any), the "Financing Documents").

            (d) Ranking. The Loan Obligations shall rank senior in right of payment to all indebtedness, liabilities and obligations of the Company and/or the Subsidiary, and to all classes of capital stock of the Company and/or the Subsidiary, in each case, whether existing on the Effective Date or thereafter created.

      2. Representations by Borrowers. The Borrowers, jointly and severally, hereby represent and warrant to the Lender as follows, as of the Effective Date and as of the date each Future Loan Note is executed and delivered by the Borrowers to the Lender:

            (i) The Company is duly organized, validly existing and in good standing under the laws of the State of Florida. The Subsidiary is duly organized, validly existing and in good standing under the laws of the State of Nevada.

            (ii) Each Borrower has all requisite power and authority (corporate or otherwise) to execute, deliver and perform this Agreement and the other Financing Documents, and the transactions contemplated thereby, and the execution, delivery and performance by each Borrower of this Agreement and the other Financing Documents has been duly authorized by all requisite action by each Borrower including, in each case, approval by each Disinterested Director, and this Agreement and the other Financing Documents, when executed and delivered by such Borrower, constitutes a valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (iii) This Agreement and the other Financing Documents have been duly executed and delivered by each Borrower.

            (iv) The Company, the Subsidiary and their respective boards of directors have taken all necessary steps to render any "business combination," "moratorium," "control share" or other state anti-takeover statute or regulation applicable to the Company or the Subsidiary inapplicable to the Lender, this Agreement, the other Financing Documents and the transactions contemplated therein, including the issuance of shares of Common Stock on the terms and conditions set forth therein.

            (v) The Lender may be deemed an "interested shareholder" of the Company as such term is defined in Section 607.0901 of the Florida Business Corporation Act; Todd Gotlieb has been a member of the Board of Directors since October 29, 2002 and Sam Ash has been a member of the Board of Directors since September 30, 2003 and was elected to fill a vacancy on the Board of Directors by Todd Gotlieb, who, at the time of the election of Sam Ash to the Board of Directors, was the sole member of the Board; and each of Todd Gotlieb and Sam Ash is a "disinterested director," as such term is defined in Section 607.0901 of the Florida Business Corporation Act (each, a "Disinterested Director"), with respect to the Lender.

            (vi) The shares of common stock of the Company ("Common Stock") issuable upon conversion of the Current Loan Note and the Future Loan Notes, if any, and upon exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable, and free and clear of any and all liens and encumbrances.

            (vii) The authorized capital stock of the Company, immediately prior to the Effective Date, consists of 50,000,000 shares of Common Stock, par value $0.001 per share, 20,279,557 shares of which are issued and outstanding. The authorized capital stock of the Company on and immediately after the Effective Date (taking into account all transactions occurring on and as of the Effective
Date) shall consist of 50,000,000 shares of Common Stock, par value $0.001 per share, 27,592,890 shares of which will be issued and outstanding. Except for the Subsidiary, the Company has no subsidiaries. The Subsidiary has no subsidiaries. The Company owns all of the issued and outstanding shares of capital stock of the Subsidiary, and such shares are duly authorized, validly issued, full paid and nonassessable, and free of any liens or encumbrances. Except as set forth on
Schedule 1 hereof, neither the Company nor the Subsidiary (i) has any authorized or outstanding subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or the Subsidiary, (ii) is committed to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or the Subsidiary, and/or (iii) has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth on
Schedule 1 hereof, no person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Company or the Subsidiary. The Borrowers have provided copies of their respective Articles of Incorporation and Bylaws, in each case, as amended through, and in effect on, the Effective Date.

            (viii) The execution, delivery and performance of this Agreement and the other Financing Documents do not and will not (with or without the passage of time or the giving of notice): (a) violate or conflict with the articles of incorporation or bylaws of the Company or the Subsidiary; (b) violate or conflict with any law, regulation, judgment or order applicable to the Company or the Subsidiary; (c) violate any rule of any self-regulatory organization applicable to the Company or the Subsidiary; (d) violate or conflict with, result in a breach of, constitute a default or otherwise cause any loss of benefit under any material agreement or other material obligation to which the Company and/or the Subsidiary is a party, or by which the Company, the Subsidiary and/or any of their respective properties are otherwise bound; (e) result in the creation of any encumbrance pursuant to, or give rise to any penalty, acceleration of remedies, right of termination or otherwise cause any alteration of any rights or obligations of any party under any contract to which the Company and/or the Subsidiary is a party or by which the Company, the Subsidiary and/or any of their respective properties are otherwise bound; or (f) require any consent, notice, authorization, waiver by or filing with any governmental agency, administrative body or other third party, other than the filing of a Form D with the Securities and Exchange Commission (the "Commission") and any state securities commission.

            (ix) The Company's periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Periodic Reports"), comply in all material respects with the provisions of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), and the rules promulgated thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading. The Periodic Reports include all certifications and statements required, if any, by
(A) the Commission's Order dated June 27, 2002 pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), (B) Rule 13a-14 or 15d-14 under the Exchange Act, and (C) 18 U.S.C. ss. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision, and have not been modified or withdrawn, and neither the Company, the Subsidiary nor any of their respective officers has received any notice from the Commission or any other governmental body questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications or statements. The Company is in material compliance with all of the provisions of the Sarbanes-Oxley Act of 2002, and the provisions of such Exchange Act and the Securities Act of 1933, as amended, relating thereto, applicable to the Company. The financial statements (including related notes, if any) contained in the Periodic Reports: (i) complied as to form in all material respects with the published rules and regulations of the Commission applicable thereto; (ii) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered; and (iii) fairly presented in all material respects the consolidated financial position of the Company and the Subsidiary as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the Subsidiary for the periods covered thereby.

            (x) The Security Agreement creates a valid security interest in favor of the Lender in the Collateral, which security interest will, when perfected, be and remain superior and prior in right to all claims of creditors of the Borrowers and to all other security interests, liens and encumbrances with respect to the Collateral.

            (xi) As of the date of this Agreement, and as a condition of the execution and delivery of this Agreement by the Lender, the officers of the Company have delivered an officers' certificate (the "Officers' Certificate") to the Lender certifying certain documents and actions of the Board of Directors and the officer of the Subsidiary has delivered an officer's certificate (the "Subsidiary Officers' Certificate") to the Lender certifying certain documents and actions of the board of directors of the Subsidiary.

            (xii) The Borrowers are now and shall continue to be the sole owners of all the Collateral free and clear of any and all liens, encumbrances, security interests and claims, except for the liens granted to the Lender or under the Financing Documents. The Lender now has, and will continue to have a valid, perfected, first priority continuing and enforceable security interest in all of the Collateral. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Each Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral, and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair each Borrower's right to remove any Collateral from the leased premises. The Borrowers are fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to the Lender. All documents and agreements related to the Collateral are true and correct and in all respects what they purport to be. All signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract. None of the transactions underlying or giving rise to the Collateral violate any applicable state or federal laws or regulations. All documents relating to the Collateral are legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms.

            (xiii) All "Copyrights," "Copyright Licenses," "Patents" and "Patent Licenses" (each, as defined in the Security Agreement) owned by each Borrower in its own name as of the Effective Date are listed on Schedule 2 attached hereto and made a part hereof, which listing includes all "Trademarks" and "Trademark Licenses" (each, as defined in the Security Agreement) owned by each Borrower in its own name as of the Effective Date. Each Copyright, Patent and Trademark is valid, subsisting, unexpired, enforceable, and has not been abandoned. Except as set forth on Schedule 2, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark. No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark.

            (xiv) No representation or warranty by the Company and/or the Subsidiary contained in this Agreement and/or any of the other Financing Documents, or any information in any schedule, instrument, or document furnished or to be furnished by the Company and/or the Subsidiary (or any of their respective officers, directors, employees, agents or representatives) pursuant hereto or thereto (including, but not limited to, the Officers' Certificate and the Subsidiary Officer's Certificate), contains any untrue statement of a material fact or omits or fails to state any material fact necessary in order to make the statements contained therein, in light of the circumstances in which made, not misleading.

      3. Borrowers' Covenants.

            (a) Affirmative Covenants. As long as any of the Loan Obligations are outstanding, the Borrowers shall ensure that:

                  (1) The Company's periodic reports to be filed pursuant to the Exchange Act (the "Periodic Reports") comply in all material respects with the provisions of the Exchange Act and the rules promulgated thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading.

                  (2) The Periodic Reports include all certifications and statements required, if any, by (i) the Commission's Order dated June 27, 2002 pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), (ii) Rule 13a-14 or 15d-14 under the Exchange Act, and (iii) 18 U.S.C. ss. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision.

                  (3) Each Borrower complies with all of the provisions of the Sarbanes-Oxley Act of 2002, and the provisions of the Exchange Act and the Securities Act of 1933, as amended, relating thereto, applicable to such Borrower.

                  (4) The financial statements (including related notes, if any) contained in the Periodic Reports: (i) comply as to form in all material respects with the published rules and regulations of the Commission applicable thereto; (ii) are prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered; and (iii) fairly present in all material respects the consolidated financial position of the Company and the Subsidiary as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the Subsidiary for the periods covered thereby.

                  (5) Each Borrower keeps adequate records and books of account with respect to its business activities and properties, in which proper entries are made in accordance with customary accounting practices reflecting all financial transactions.

                  (6) Promptly after the sending or filing thereof, as the case may be, of copies of any Periodic Reports, proxy or information statements, registration statements or other documents with the Commission or any governmental authority which may be substituted therefore, the Company shall provide such documents to the Lender.

                  (7) The Borrowers comply with all statutes and government regulations and pay all taxes (including withholdings), assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against the Borrowers or their properties.

                  (8) Upon reasonable notice and during normal business hours, the Lender, by or through any of its officers, and/or accountants, is permitted to enter the offices and plants of the Borrowers to examine or inspect any of the properties, Collateral, books and records or extracts therefrom relating to the Borrowers' financial or business conditions, to make copies of such books and records or extracts therefrom, and to discuss the affairs, finances and accounts thereof with the Borrowers all at such reasonable times and as often as the Lender or any such representative of the Lender may reasonably request.

                  (9) Each Borrower maintains its corporate existence and complies with all applicable statutes, rules and regulations, and maintains its properties in good repair, working order and operating condition; the Borrowers shall immediately notify the Lender of any event causing material loss to the value of their respective properties and assets.

                  (10) The Borrowers defend the Lender and the Collateral against the claims of all persons and entities other than Lender; whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), the Borrowers shall, whenever requested by the Lender, use their best efforts to cause such third party to execute and deliver to the Lender, in form acceptable to the Lender, such waivers and subordinations as the Lender shall specify, so as to ensure that the Lender's rights in the Collateral are, and will continue to be, superior to the rights of any such third party; the Borrowers shall keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

                  (11) The Borrowers do whatever the Lender may request from time to time by way of obtaining, executing, delivering and filing financing statements, agreements, assignments, landlord's or mortgagee's waivers, and other notices and amendments and renewals thereof; the Borrowers shall take any and all steps and observe such formalities as the Lender may request in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral; the Lender is authorized to file financing statements without the signature of the Borrowers and to execute and file such financing statements on behalf of the Borrowers as specified by the applicable Uniform Commercial Code to perfect or maintain the Lender's security interest in all of the Collateral.

                  (12) The Borrowers provide to the Lender, within one business day after becoming aware of the occurrence or existence of an Event of Default or a condition which would constitute an Event of Default but for the giving of notice or passage of time on both, notice in writing of such Event of Default or condition.

                  (14) No Borrower shall file any application for the issuance of a patent or trademark with the United States Patent and Trademark Office or any similar office or agency in the United States or any other country, unless the Borrowers have notified the Lender in writing of such action and, upon request of the Lender, the Borrowers shall execute and deliver to the Lender any and all assignments, agreements, instruments, documents and such other papers as may be requested by the Lender to effect an assignment of such application to the Lender; no Borrower shall do any act, nor omit to do any act, whereby any such patents or trademarks, once granted and which remain useful, in any material respect, to the Borrowers' businesses, may become abandoned or unenforceable, and each of the Borrowers shall notify the Lender immediately if it knows or has reason to know of any reason why any application, material to the Borrowers' businesses, may become abandoned, invalidated or the subject of any suit; each Borrower shall render any assistance reasonably necessary to the Lender without cost to the Lender in any proceeding before the United States Patent and Trademark Office or any similar office or agency in the United States or any other country to maintain each application, material to the Borrowers' businesses, for any patents, copyrights, trademarks or other intellectual property, including, without limitation, the filing of all renewals and the payment of all annuities.

            (b) Negative Covenants. As long as any of the Loan Obligations are outstanding, the Borrowers shall not, unless otherwise consented to in writing by the Lender:

                  (1) Issue any shares of capital stock, or rights, options or warrants to purchase capital stock, or securities convertible into capital stock; provided, however, that, without such consent, the Company shall be permitted to issue, in the aggregate, up to 350,000 shares of Common Stock of the Company (subject to adjustment for stock splits, combinations and similar transactions).

                  (2) Merge or consolidate with any person or entity, or convert into any other entity; nor acquire all or any substantial part of the properties of any person or entity; nor sell, lease or otherwise dispose of any of their respective properties, except for sales of inventory in the ordinary course of business.

                  (3) Make any loans or other advances of money to any person or entity, other than (a) advances of salary to employees, (b) extensions of trade credit, (c) deposits with financial institutions, and (d) prepaid expenses, in each case, in the ordinary course of business.

                  (4)  Create,   incur,   assume,   or  suffer  to  exist,   any
indebtedness, except for trade credit in the ordinary course of business.

                  (5) Incur or permit to exist any lien or encumbrance on or against any of the Collateral, except liens in favor of the Lender as contemplated in the Financing Documents.

                  (6) Declare or make any dividends or other distributions with respect to capital stock, or redeem or repurchase any capital stock.

                  (7) Enter into, or be a party to, any transaction with any affiliate of the Company or the Subsidiary or any holder of any capital stock of the Company or the Subsidiary.

                  (8)  Create  or  acquire  any   subsidiary  or  joint  venture
arrangement.

                  (9) File any UCC-3 or similar termination statement affecting any UCC-1 or similar financing statement in favor of the Lender.

                  (10) Agree to, or permit to occur,  any amendment,  supplement
or  addition  to  the  Company's  or  the  Subsidiary's  charter,   articles  or
certificate of incorporation, bylaws or other organizational documents.

                  (c) Reservation of Shares. As long as any of the Loan Obligations are outstanding, the Company shall, at all times, reserve and keep available out of its authorized but unissued shares of Common Stock for the purpose of effecting the conversion of the Current Loan Note and the Future Loan Notes, if any, and exercise of the Warrants, such number of its duly authorized shares of Common Stock as shall be sufficient to effect such conversion and exercise. If, at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such conversion and exercise, the Company shall forthwith take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company shall obtain any authorization, consent, approval or other action by, or make any filing with, any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon such conversion and exercise.

                  (d) Indemnification. The Borrowers, jointly and severally, shall indemnify and hold harmless the Lender, his heirs, executors, personal representatives, affiliates, successors and assigns, from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from the Borrowers' misrepresentations or misstatements contained in this Agreement and/or the other Financing Documents, or breaches thereof.

            4. Events of Default. Any one or more of the following shall constitute an "Event of Default" as such term is used herein, without regard to the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body:

            (a) Payments. Any default in the payment of the principal of, interest on, or liquidated damages in respect of, the Current Loan Note or the Future Loan Notes, if any, as and when the same shall become due and payable (whether by acceleration or otherwise) which default is not cured within five days of notice of such default sent by the Lender.

            (b) Covenants. Any Borrower shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, any of the Financing Documents.

            (c) Representations and Warranties. Any representation, warranty or statement made in this Agreement or any other Financing Document, or any other material information furnished by the Company or the Subsidiary to the Lender, shall have been false or misleading in any material respect at the time it was made.

            (d) Solvency, Etc. Any Borrower shall commence, or there shall be commenced against any Borrower, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect, or any Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Borrower, or there is commenced against any Borrower any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or any Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or any Borrower makes a general assignment for the benefit of creditors; or any Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Borrower shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or any Borrower shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by any Borrower for the purpose of effecting any of the foregoing.

            (e) Other Defaults. Any Borrower shall default in any of its obligations under any other mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $10,000, whether such indebtedness now exists or shall hereafter be created, and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

            (f) Change of Control. The Company shall be a party to any "Change of Control Transaction" (as defined herein). For purposes hereof, "Change of Control Transaction" means the occurrence after the Effective Date of any of (i) an acquisition by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company, or (ii) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the Effective Date (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the Effective Date), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

            (g) Judgments. A final judgment for the payment of money aggregating in excess of $10,000 shall be rendered against the Company or the Subsidiary, and such judgment shall not be discharged within a period of sixty days.

            (i) Challenge to Enforceability. The validity or enforceability of any provision of this Agreement or the other Financing Documents shall be contested by the Company or the Subsidiary, or by any stockholder or officer of the Company or the Subsidiary, or the Company or the Subsidiary shall deny that it has any further liability or obligation hereunder or thereunder.

            5. Lender's Remedies Upon an Event of Default.

            (a) Acceleration. Upon the occurrence of any Event of Default hereunder, the Lender, upon written notice to the Borrower, may accelerate the maturity of all Loan Obligations, whereupon all such Loan Obligations shall become immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby expressly waived by the Borrowers.

            (b) Other Remedies. Upon the occurrence of any Event of Default hereunder, the Lender may exercise any and all other rights, powers or remedies as may be provided in this Agreement or in the other Financing Documents, and/or as may be provided at law or in equity. No right or remedy conferred upon or reserved to the Lender under this Agreement or any other Financing Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Agreement or by applicable law to the Lender may be exercised from time to time and as often as may be deemed expedient by the Lender. Each Borrower shall be and remain jointly, severally and unconditionally liable, for all of the Loan Obligations remaining after crediting to the Borrowers any net proceeds received by the Lender following exercise of any of its rights and remedies hereunder. Nothing contained in this Agreement or any of the other Financing Documents shall be construed as requiring the Lender to take any particular enforcement or remedial action or combination of enforcement or remedial actions at any time.

            6. Reimbursement of Lender's Fees and Expenses. The Borrowers, jointly and severally, shall be responsible for, and shall pay or reimburse the Lender for, the fees and expenses of the Lender's legal counsel relating to the preparation and negotiation of this Agreement and the other Financing Documents, the consummation of the transactions contemplated hereby, all filings related thereto with the Commission or any other governmental agency, any and all disputes arising out of the Agreement, the other Financing Documents and/or such transactions, and the collection of any and all amounts due to the Lender under, and the enforcement of, the Financing Documents.

            7. Entire Agreement;  Amendments and Waivers. This Agreement and the
other Financing Documents constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company, the Subsidiary and the Lender.

            8. Notice. Any and all notices or other communications or deliveries to be provided by the Lender hereunder or under any of the other Financing Documents shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the Company (or in the case of the Subsidiary, c/o of the Company) at 4211 Yonge Street, Suite 235, Toronto, Ontario, Canada M2P 2A9, facsimile number (416) 223-4046, Attn:
Todd Gotlieb or such other address or facsimile number as the Company may specify for such purposes by notice to the Lender delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company and/or the Subsidiary hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service addressed to the Lender c/o Michael Conron, 1800 Mercantile Bank & Trust Building, Baltimore, Maryland 21201, facsimile number 410-244-7742, or such other address or facsimile number as the Lender may specify for such purposes by notice to the Borrowers delivered in accordance with this Section. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Baltimore, Maryland time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Baltimore, Maryland time) on any date and earlier than 11:59 p.m. (Baltimore, Maryland time) on such date, (iii) the second "Business Day" (as defined herein) following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. For purposes hereof, "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a United States federal legal holiday.

            9. Severability. If any term, provision, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            10. Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and/or the other Financing Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Financing Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the United States District Court for the Northern District of Maryland or any state court located in Baltimore, Maryland (the "Applicable Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Applicable Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Financing Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Applicable Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Financing Documents or the transactions contemplated hereby.


            11. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The Borrowers may not assign any of their rights or obligations hereunder without the prior written consent of the Lender. The Lender may assign its respective rights hereunder and/or the other Financing Documents.

            12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            13. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each party hereto has executed this Agreement, or caused this Agreement to be executed by its duly authorized officer, as of the Effective Date.


WITNESS                                              BORROWERS:

                                                     SBS INTERACTIVE, CO.

                                                      By:   /s/ Todd Gotlieb
----------------------                                     ---------------------
                                                           Name:  Todd Gotlieb
                                                           Title:  President

                                                     SBS INTERACTIVE, INC.

                                                      By:  /s/ Todd Gotlieb
----------------------                                     ---------------------
                                                           Name:  Todd Gotlieb
                                                           Title:  President

                                                     LENDER:

                                                          /s/ Arthur Cohn
----------------------                                     ---------------------
                                                          Arthur Cohn


                    [Signature Page to Master Loan Agreement]

                              MASTER LOAN AGREEMENT

                                   Schedule 1

                                 Capitalization

                              MASTER LOAN AGREEMENT

                                   Schedule 2

                       Copyrights, Patents and Trademarks


Patent No.                                                 Owner
-------------------                                        -----

6,072,933                                                  SBS Interactive, Inc.

Patent Re-issue No.                                        Owner
-------------------                                        -----

10/006,971                                                 SBS Interactive, Inc.